Flotek Industries 8846 N. Sam Houston Pkwy W., Suite 150 Houston, Texas 77064 (713)-849-9911 www.flotekind.com FLOTEK WELCOMES EVAN FARBER TO BOARD OF DIRECTORS HOUSTON, October 13, 2022 – On October 11, 2022, the Board of Directors (the “Board”) of Flotek Industries, Inc. (“Flotek”) (NYSE: FTK), a leader in technology-driven specialty green chemistry solutions, increased the number of directors on the Board from six to seven and appointed Evan Farber to the Board. Mr. Farber was appointed as a member of the compensation and corporate governance and nominating committees of the Board. Mr. Farber is the General Counsel of Cranemere, a long-term holding company for founders, management teams and family-owned companies in the United States and Europe. Previously, Mr. Farber spent more than ten years with The Advisory Board Company, which was a publicly-traded company that provided best practices research and insight, technology, data-enabled services and consulting services, including as its Chief Legal Officer. Before joining The Advisory Board Company, Mr. Farber was a partner at Hogan & Hartson L.L.P. (now Hogan Lovells US LLP), an international law firm. Mr. Farber also serves on the Emeritus Board of the Children’s Law Center, a non-profit legal services provider in Washington, D.C. Mr. Farber received a B.A. degree from Binghamton University, State University of New York, and a J.D. from The George Washington University Law School. John W. Gibson, Jr., Chairman, President, and Chief Executive Officer of Flotek said “We are excited to welcome Evan to our Board of Directors. He shares our commitment to reduce the energy industry’s impact on land, water, air, and people. He’s joining us at a critical time in our evolution when our revenue is growing rapidly, and we are increasingly focused on driving profitability. We believe his skill set and experience will help drive better business outcomes as we continue to evolve.” Farber said “I’m proud to join Flotek’s Board of Directors. I’m attracted to Flotek’s commitment to more environmentally friendly chemistry solutions and data analytics applications that provide tangible improvement across the energy value chain. I’m looking forward to helping to lead Flotek into the future at a pivotal time for the energy industry.” About Flotek Industries, Inc. Flotek Industries, Inc. creates solutions to reduce the environmental impact of energy on air, water, land and people. A technology- driven, specialty green chemistry and data company, Flotek helps customers across industrial, commercial, and consumer markets improve their Environmental, Social, and Governance performance. Flotek’s Chemistry Technologies segment develops, manufactures, packages, distributes, delivers, and markets high-quality cleaning, disinfecting and sanitizing products for commercial, governmental and personal consumer use. Additionally, Flotek empowers the energy industry to maximize the value of their hydrocarbon streams and improve return on invested capital through its real-time data platforms and green chemistry technologies. Flotek serves downstream, midstream, and upstream customers, both domestic and international. Flotek is a publicly traded company headquartered in Houston, Texas, and its common shares are traded on the New York Stock Exchange under the ticker symbol “FTK.” For additional information, please visit www.flotekind.com. Forward-Looking Statements Certain statements set forth in this press release constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this press release. Although forward-looking statements in this press release reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact Flotek are set forth in Flotek’s most recent filing with the Securities and Exchange Commission on Form 10-K (including, without limitation, in the “Risk Factors” section thereof), and in Flotek’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Flotek undertakes no obligation to revise or update any forward- looking statements in order to reflect, any event or circumstance that may arise after the date of this press release. Inquiries, contact: Bernie Colson SVP – Corporate Development & Sustainability E: ir@flotekind.com P: (713) 726-5322 Exhibit 99.1